UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

	FORM	8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 31, 2020
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483		47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

6280 AMERICA CENTER DRIVE,	SAN JOSE,	CA	95002
(Address of principal executive offices)			(Zip code)

(650)	687-5817
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
On January 31, 2020, Michael J. Angelakis notified the Board of Directors of Hewlett Packard Enterprise Company that he does not wish to seek reelection at our 2020 Annual Meeting of Stockholders. Accordingly, Mr. Angelakis’s term as a director will end when his current term expires at our 2020 Annual Meeting of Stockholders, on April 1, 2020.

Item 8.01	Other Events.
The Board has nominated Charles H. Noski as an independent director nominee to stand for election at our 2020 Annual Meeting of Stockholders.

Mr. Noski served as Vice Chairman of Bank of America Corporation from June 2011 until his retirement in September 2012 and as its Chief Financial Officer from May 2010 to June 2011. Prior to that, Mr. Noski served as Chief Financial Officer of Northrop Grumman Corporation from 2003 until 2005, and as a board director from 2002 to 2005. Mr. Noski previously served as Chief Financial Officer of AT&T Corporation from 1999 to 2002 and also served as Vice Chairman of the board of directors in 2002. From 1990 until 1999, Mr. Noski served in various leadership positions with Hughes Electronics Corporation, including President, Chief Operating Officer, and Board Director. Mr. Noski began his career with Deloitte & Touche, in 1973, ultimately serving as partner until 1990.

Mr. Noski brings extensive experience in finance, accounting, risk, capital markets, and business operations to our Board, spanning the banking, defense, telecommunications, and software sectors. With a unique portfolio of business skills, and deep expertise in finance and accounting matters, including capital management, restructuring, and capital markets, he will be an invaluable asset to our Board.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Hewlett Packard Enterprise Company Press Release, dated February 6, 2020 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: February 6, 2020	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	Senior Vice President, General Counsel and Assistant Secretary